Exhibit 10.19

ALLONGE TO PROMISSORY NOTE

THIS ALLONGE is made as of May 15, 2007, and shall be attached to and made a part of that certain Promissory Note dated March 1, 2007 (the “Note”) in the principal amount of $6,500 issued by InterAmerican Acquisition Group, Inc. to InterAmerican Advisors, LLC.

This Allonge is intended to amend and restate Section 1 of the Note as follows:

1.

Principal.  The principal balance of this Note shall be repayable on the earlier of (i) May 27, 2008 or (ii) the date on which the Maker consummates an initial public offering of its securities.

All of the other terms and conditions of the Note shall continue in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Allonge to be signed by its proper corporate officer as of the day and year first written above.

INTERAMERICAN ACQUISITION GROUP, INC.

/s/ William C. Morro

By:

William C. Morro

Title:

Chief Executive Officer

Acknowledged and agreed:

INTERAMERICAN ADVISORS, LLC

/s/ William C. Morro

By:

William C. Morro

Title:

Authorized Signatory